EXHIBIT 32.1


        CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
               AS ADOPTED PURSUANT TO SECTION 906
                OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Lions Petroleum Inc. (the "Company") on Form 10-KSB for the year ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, the undersigned executive officers of the Company, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                            /s/ Dale L. Paulson
                            By: Dale L. Paulson
                            Principal Executive Officer
                            March 16, 2005

                            /s/Gordon L. Wiltse
                            By:Gordon L. Wiltse
                            Chief Financial Officer
                            March 16, 2005